CAPITAL BANK
FINANCIAL CORP

2013 Second Quarter Earnings

July 24, 2013

Safe Harbor Statement

Forward-Looking Statements

Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; and (9) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Second Quarter Highlights

- Reported GAAP net income of $11.1 mm, or $0.21 per diluted share, up 101% q/q
- Reported core net income of $12.1 mm, or $0.22 per diluted share, up 28% q/q
- Core ROAA of 0.69%, up from 0.52% in 1Q
- Originations up 20% sequentially to $302 mm
- NIM expanded 6 bps on lower borrowing and deposit costs and deployment of cash into securities
- Strong Special Assets resolutions at $133 mm
- Completed $50 mm stock repurchase program at weighted average price of $17.60 per share
- Strongly capitalized with 13.3% tier 1 leverage
- TBV per share of $17.75

See reconciliation of non-GAAP measures in appendix.

Second Quarter Core Earnings Summary

($ millions except per share data)

	2Q13	1Q13	2Q12	Q/Q	Y/Y
Net interest income	67.2	67.8	63.3	-1%	6%
Provision	3.9	6.9	6.6	44%	41%
Core non-interest income	13.3	10.9	11.3	22%	18%
Core non-interest expense	57.5	56.4	52.5	-2%	-10%
Legacy credit costs	11.4	8.0	10.4	-43%	-10%
Pretax income	19.0	15.4	15.5	24%	23%
Core net income	12.1	9.4	9.7	28%	24%
Per share	$0.22	$0.17	$0.21	31%	4%
Non-core adjustments	(0.9)	(3.9)	(3.4)		
Non-controlling interest	-	-	(0.9)		
Net income	11.1	5.6	5.5		
Per share	$0.21	$0.10	$0.12		
Net interest margin	4.47%	4.41%	4.50%		
Core fee ratio	16.5%	13.9%	15.1%		
Core efficiency ratio	72%	72%	70%		
Core ROAA	0.69%	0.52%	0.61%		

See reconciliation of non-GAAP measures in appendix.

Record New Loan Production

Originations by Product



$ in mms
$251
$173
$253
$251
$302
95
33
174
2Q12
3Q12
4Q12
1Q13
2Q13
Commercial
CRE
Consumer / Indirect

Originations by Geography



$251
$173
$253
$251
$302
42
151
109
2Q12
3Q12
4Q12
1Q13
2Q13
Florida
Carolinas
Tennessee

- Record originations in 2Q13 of $302 mm, up 20% y/y and q/q on strong commercial and consumer production
- New leadership in the Tennessee market and new hires should add to production contribution in coming quarters

Portfolio Growth Impacted by Resolution Activity

Loan Portfolio (1)


$ in mms
302
-114
-104
-129
4,602
4,557
3/31/2013
Originations
CRE Payoffs
Special Assets
Other Paydowns
6/30/2013

CRE Concentration


49%
35%
31%
29%
2010*
2011
2012
2Q13

*As of 6/30/2010, prior to purchase accounting.

- Loan portfolio growth was -1% in 2Q13, an improvement from -2% in 1Q
- Commercial real estate payoffs increased to $114 mm from $38 mm in 1Q, reflecting availability of longer-term fixed rate financing from conduit and other sources
- Problem loan resolution activity picked up from $68 mm in 1Q to $104 mm in 2Q, reflecting progress in foreclosing and collecting on criticized / classified loans

(1) Carrying value

Continued Improvement in Deposit Costs

Core Deposits



$ in mms
3,065
3,059
3,802
3,780
3,690
1,515
2,176
2Q12
3Q12
4Q12
1Q13
2Q13
Transaction Accounts
Savings & Money Market

- Recorded consistent monthly net checking account growth since February
- Cost of deposits dropped 3 bps due to run-off of higher cost CDs and lower core deposit costs
- Core deposits balances declined by $90 mm in the quarter, driven primarily by $60 mm in withdrawals of public funds with unattractive collateral requirements and/or rates

Cost of Deposits



Total
Core
0.62%
0.58%
0.49%
0.46%
0.43%
0.26%
0.22%
0.22%
0.15%
0.14%
2Q12
3Q12
4Q12
1Q13
2Q13

Net Checking Account Growth



1,000
500
-
(500)
(1,000)
(1,500)
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13

NIM Improves Sequentially

Net Interest Margin


4.41%
4.47%
1Q13
Loans
Liquidity
Deposit Costs
Borrowing Costs
2Q13

Yields


6.37%
6.28%
6.04%
6.37%
6.17%
All Loans
4.84%
4.52%
4.27%
4.38%
3.98%
New Loans
1.96%
1.63%
1.28%
1.43%
1.40%
Securities
2Q12
3Q12
4Q12
1Q13
2Q13

- The net interest margin expanded by 6 bps in the quarter, as lower yields on loans were more than offset by lower borrowing and deposit costs and redeployment of excess cash into securities
- Borrowing costs fell as a result of the pre-payment of $34.5 mm of high-coupon trust preferreds in late 1Q
- Yields on total loans fell by 20 bps in the quarter, despite additional accretable yield recorded for the legacy Southern Community portfolio
- New loan yields declined 40 bps primarily due to mix shift, as we originated a higher mix of residential mortgages and variable rate commercial loans

Core Noninterest Income



Core Noninterest Income
$ in mms
25
20
15
10
5
0
-5
11.5
12.8
15.1
13.1
14.4
2Q12
3Q12
4Q12
1Q13
2Q13
FDIC indemnification asset (IA)
Non-core adjustments
Core noninterest income, ex FDIC IA

$ in mms

	2Q12	1Q13	2Q13
Services charges on deposits	6.3	6.3	6.3
Debit card income	2.6	2.8	3.0
Fees on mortgage loans sold	1.2	1.2	1.6
Investment advisory and trust fees	0.1	0.1	0.2
Other	1.3	2.7	3.3
Total	**11.5**	**13.1**	**14.4**
FDIC indemnification asset	(0.2)	(2.2)	(1.1)
Total core noninterest income	**11.3**	**10.9**	**13.3**

- Excluding FDIC asset accretion, core noninterest income increased by $1.3 mm sequentially on stronger debit card and mortgage fee income, and was up $2.9 mm year-over-year
- Sold mortgage volumes increased from $49 mm in 2Q from $41 mm in 1Q
- FDIC indemnification asset expense was higher in 1Q13 due to covered portfolio recoveries in that quarter

See reconciliation of non-GAAP measures in appendix.

Noninterest Expense Down Year-to-Date

Core Noninterest Expense

$ in mms


47
46
53
50
51
2Q12
3Q12
4Q12
1Q13
2Q13
Non-core adjustments
REO expense
Core non-interest expense, before REO

	2Q12	1Q13	2Q13
Salaries and employee benefits	21.5	20.8	22.7
Net occupancy and equipment expense	9.6	10.7	10.5
Computer services	2.2	3.1	3.5
Professional fees	3.0	2.6	2.3
Telecommunications	1.3	1.8	1.6
Other	9.8	10.6	10.5
Total	**47.4**	**49.6**	**51.3**
REO expense	5.1	6.8	6.2
Total core noninterest expense	**52.5**	**56.4**	**57.5**

- Core noninterest expense increased by $1.1 mm, driven primarily by a $1.9 mm increase in incentive accruals and additions to commercial lending team

See reconciliation of non-GAAP measures in appendix.

Liquidity and Capital Ratios Remain Strong

Liquidity

$ in mms


CMBS, $63 , 5%
Muni, $15 , 1%
Cash / Equivalents, $156 , 11%
ABS / Other, 174.1 , 12%
Agency CMO, $175 , 12%
Agency MBS / CMO, $831 , 59%

- Our capital ratios remain strong with tier 1 leverage of 12.7% at the bank and 13.3% on a consolidated basis
- During 2Q, the company completed a $50 mm stock repurchase program at an average price $17.63
- Effective duration of investments was 3.1 years at June 30, 2013

Consistent Asset Sensitive Positioning

Cumulative 2-year Net Interest Income Change*


+ 300 b.p.
-100 b.p.
20%
15%
10%
5%
0%
-5%
-10%
-15%
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13

	Estimated Fair Value* ($ bn)	Effective Duration
Investments	1.3	3.2
Loans	4.8	1.0
Other Assets	0.9	NA
Total Assets	**7.0**	**1.2**
Core Deposits	3.7	3.1
CDs	1.8	1.2
Borrowings	0.1	2.5
Other liabilities	0.1	NA
Total Liabilities	**5.7**	**2.4**

- Capital Bank has remained consistently asset sensitive over the last 18 months in reflection of our conservative stance toward interest rate risk
- Our asset duration is 1.3 years, reflecting moderate duration in our securities portfolio and a high proportion of variable rate loans
- Our liabilities are longer duration due to strong core deposit balances and longer terms on legacy CDs

* Bank level, does not include TRUPs.
Source: Capital Bank ALCO model as of June 30, 2013

Originated Loan Portfolio Performing Well

Originated Loan Portfolio

$ in mms


Performing balances
Past Due / Non-accrual
2,000
1,800
1,600
1,400
1,200
1,000
800
600
2Q12
3Q12
4Q12
1Q13
2Q13

Originated Loan Portfolio by Loan Type

$ in mms

	2Q13 Balance	% of Total
CRE	260.9	14.4%
Commercial	1,106.3	60.9%
Consumer / Other	448.1	24.7%
Total	**1,815.3**	**100.0%**

- At 2Q13, past dues were 0.2% of the originated portfolio, and non-accruals were 0.3%, down from 0.8% in 1Q
- Total criticized/classified loans were 1.2%, down from 1.7% in 1Q

Strong Resolution Activity in 2Q

Special Assets*


$ in mms
1,200
1,000
800
600
400
200
-
977
895
1,085
986
854
143
298
252
160
2Q12
3Q12
4Q12
1Q13
2Q13
Criticized
Classified Performing
Classified Non-Performing
REO

Nonperforming Loans / Total Loans


11.1%
8.9%
7.8%
6.7%
2010
2011
2012
2Q13

- During 2Q, we reduced the special assets portfolio by $133 mm
- New inflows to non-performing status declined from $48 mm in 1Q13 to $33 mm in 2Q13, and were the lowest level in four quarters
- During 2Q13, we sold $28 mm in REO at net gains of $2 mm, and had $38 mm in REO under contract at quarter end

*Net of charge-offs, prior to marks. Reflects addition of Southern Community 4Q12.

Legacy Credit Expenses Driven by Higher Resolutions

Legacy Credit Expense

$ in mms



18
16
14
12
10
8
6
4
2
-
10.4
15.7
12.1
8.0
11.4
2Q12
3Q12
4Q12
1Q13
2Q13

- Legacy credit expenses increased by $3.4 mm sequentially on a modest legacy loan provision, compared with a recovery in 1Q13, but are down from peak levels in 2H12
- REO expense remained elevated at $6.2 mm

Legacy Credit Expense Breakdown

	2Q12	1Q13	2Q13
Provision on legacy loans	3.3	(3.1)	1.9
FDIC indemnification asset expense	0.2	2.2	1.1
Foreclosed asset related expenses	5.1	6.8	6.2
Loan workout expense	1.8	2.1	2.2
Total legacy credit expense	**10.4**	**8.0**	**11.4**

Appendix

Reconciliation of Core Noninterest Income / Expense

$ in mms

Core non Interest Income	2Q13	1Q13	4Q12	3Q12	2Q12
Net interest income	$67.2	$67.8	$66.0	$60.3	$63.3
Reported non interest income	13.5	10.9	15.4	20.3	12.2
(-)Securities / Purchase Gains	0.2	–	0.0	4.9	0.9
(-)Insurance settlement gain	–	–	–	1.8	–
Core non interest income	$13.3	$10.9	$15.4	$13.6	$11.3
Reported non interest expense	$59.1	$61.0	$68.4	$69.4	$58.6
(-) Conversion expenses	0.1	0.0	2.4	4.2	1.6
(-) Stock compensation	1.3	1.6	3.8	4.2	4.2
(-) Extinguishment debt	–	0.3	–	2.9	–
(-) CVR Valuation	0.2	2.6	–	(0.1)	–
(-) Insurance settlement expense	–	–	–	1.8	–
(-) Intangible impairment	–	–	0.2	–	–
(-) Legal fees	0.0	0.1	0.1	0.5	0.4
Core non interest expense	$57.5	$56.4	$61.9	$55.9	$52.5
Memo: Legacy Credit Expense	$11.4	$8.0	$12.1	$15.7	$10.4
***Core fee ratio**	**16.53%**	**13.86%**	**18.80%**	**18.59%**	**15.13%**
****Core efficiency ratio**	**71.53%**	**71.68%**	**76.14%**	**75.41%**	**70.36%**

*Core fee ratio: core noninterest income / (net interest income + core noninterest income)

**Core efficiency ratio: core noninterest expense / (net interest income + core noninterest income)

Reconciliation of Core Net Income

$ in mms

	Quarter Ended 2Q13	Quarter Ended 2Q13	Quarter Ended 1Q13	Quarter Ended 1Q13	Quarter Ended 2Q12	Quarter Ended 2Q12
Net income	**$11.1**	**$11.1**	**$5.6**	**$5.6**	**$6.4**	**$6.4**
Adjustments	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**
Non-Interest Income						
Security gains	(0.2)	(0.1)	-	-	(0.9)	(0.6)
Non-Interest Expense						
Non-cash equity compensation	1.3	0.8	1.6	0.9	4.2	2.6
Conversion and severance expense (conversion and salary / employee benefits)	0.1	0.1	-	-	1.6	0.9
CVR (other expense)	0.2	0.2	2.6	2.6	-	-
Legal and merger (professional fees)	-	-	0.1	0.1	0.4	0.4
Loss on extinguishment of debt	-	-	0.3	0.2	-	-
Tax effect of adjustments*	(0.4)	N/A	(0.8)	N/A	(2.0)	N/A
Core Net Income	**$12.1**	**$12.1**	**$9.4**	**$9.4**	**$9.7**	**$9.7**
Average Assets	$6,945		$7,182		$6,355	
Average Equity	$1,143		$1,166		$1,011	
**Core ROAA	0.69%		0.52%		0.61%	
***Core ROAE	4.2%		3.2%		3.8%	

*Tax effected at an income tax rate of 39%
**Core ROAA: Annualized core net income / average assets
***Core ROAE: Annualized core net income / average equity

Tangible Book Value

(In thousands, except per share data)

	June 30, 2013
Total common shareholders' equity	$1,104,933
Intangibles, net of taxes	(163,742)
Tangible book value	$941,191
Common shares outstanding	53,019
Tangible book value per share	$17.75

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.